UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 1, 2024

GAMER PAKISTAN INC.

(Exact name of registrant as specified in its charter)

Delaware	333-273220	87-3732146
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

35 E Horizon Ridge Pkwy, Suite 110-481, Henderson, Nevada 89002

(Address of principal executive offices) (Zip Code)

702-905-1171

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common	GPAK	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01          Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On August 1, 2024, Gamer Pakistan Inc. (“Company”) received notice from Nasdaq that the Company’s request to continue its listing on Nasdaq has been denied by the Nasdaq Hearings Panel and that trading of the Company’s securities will be suspended at the open of trading on August 5, 2024. The delisting is a result of failure to satisfy the $1.00 minimum bid price listing required in Nasdaq Listing Rule 5550(a)(2) and the obligation to file periodic filings with the Securities and Exchange Commission as required under Nasdaq Listing Rule 5250(d)(1).

The Company expects its common stock will commence trading on the OTC Markets Group platform at the open of trading on August 5, 2024, under the symbol “GPAK” and the Company plans to apply to trade on the OTCQB Market or other OTC market as soon as possible.

Forward Looking Statements

This news release contains forward-looking statements about the products and services of Pakistan within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements include statements about the Company’s expectations regarding the trading of its common stock on the OTC Markets Group platform and any application it may make to trade on the OTCQB or other OTC market. Forward-looking statements include statements that are not historical facts and can be identified by terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “seek,” “should,” “will,” “would” or similar expressions and the negatives of those terms  These types of statements address matters that are subject to many risks and uncertainties. Actual results could differ materially from the forward-looking guidance we provide. Any forward-looking statements should be considered in context of the risk factors disclosed in our annual report on Form 10-K and our other filings with the SEC. These filings can be accessed on-line at www.sec.gov and other websites or can be obtained from the Company’s investor relations department. All of the information and disclosures we make in this news release regarding our business, including any forward-looking guidance, are as of the date given and we assume no obligation to update or change this information, regardless of subsequent events.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gamer Pakistan Inc.

Date: August 2, 2024	By: /s/ James Knopf
Name: James Knopf Title: Chief Executive Officer